Other Assets and Prepaid Expenses - Summary of Other Current Assets and Prepaid Expenses (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Prepaid Expense and Other Assets, Current [Abstract]
Tax credits	$ 25,871	$ 34,465
Prepaid expenses and advance to suppliers	20,223	15,664
Prepaid advertising	9	175
Others	4,700	1,991
Total other current assets and prepaid expenses	$ 50,803	$ 52,295